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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                November 1, 2007

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                               KODIAK ENERGY, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       333-38558           734 7th Avenue S.W. Calgary, AB      65-0967706
                                  T2P 3P8  Canada
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(Commission File Number)   (Address of Principal Executive     (IRS Employer
                                Offices and zip code)        Identification No.)

                                 (403) 262-8044
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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         Information  included  in this  Form  8-K may  contain  forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future  results,  performance  or  achievements  expressed  or  implied  by  any
forward-looking   statements.    Forward-looking   statements,   which   involve
assumptions   and  describe  the   Company's   future  plans,   strategies   and
expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable
laws,   the  Company   undertakes   no   obligation   to  update   publicly  any
forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02.  Unregistered Sales of Equity Securities.

         On November 1, 2007, the Company concluded the sale of a total of 1,450,000 shares of common stock for aggregate proceeds of US$3,650,000. Of this amount, 1,400,000 shares were sold at a price of US$2.50 per share and 50,000 shares were sold at a price of US$3.00 per share on the basis of the flow through of certain tax benefits. All the common stock sold in the offering has the same governance and other rights as the currently outstanding common stock of the Company. The offering was made exclusively outside the United States in an offering that qualified under Regulation S, to investors in Canada which met certain sophisticated, institutional or local accredited investor standards, as applicable.

         Research Capital Corporation ("Research") acted as the exclusive placement agent. Research was paid fees and commissions which in the aggregate totaled 8.0% of the gross proceeds to the Company in offering, or approximately US$292,000. Research was also granted warrants to purchase, (a) until April 30, 2009, 80,000 shares of common stock at a purchase price of US$2.50 per share,
(b) until April 30, 2009, 4,000 shares of common stock at a purchase price of US$3.00, and (c) until May 1, 2009, 32,000 shares of common stock at a purchase price of US$2.50.

         The Company is not committed to register the shares for resale in the United States under the federal or state securities laws. All the shares issued in the offering and issuable to Research will be subject to a four month sale restriction period. All securities sold in the offering and issued to Research will be restricted from resale in the United States unless pursuant to a registration statement under the Securities Act of 1933 or an available exemption therefrom, and compliance with applicable state securities laws.


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Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.
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               Not applicable

      (b)   Pro forma financial information.
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               Not applicable

      (c)   Exhibits.
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               99.1 Press release dated November 1, 2007


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KODIAK ENERGY, INC.
                                        (Registrant)



Date:  November 6, 2007                 By:  /s/ Bill Brimacombe
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                                        Bill Brimacombe, Chief Financial Officer























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